EXHIBIT 10.41

EXECUTION VERSION

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

     THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment“), dated as of December 11, 2002, is entered into by and among:

(1) BUILDING MATERIALS HOLDING CORPORATION, a Delaware corporation (“Holdings”);

(2) Each of the financial institutions listed in Schedule 2.01 to the Credit Agreement referred to in Recital A below currently a party to such Credit Agreement (collectively, the “Banks“); and

(3) WELLS FARGO BANK, N.A., as administrative agent for the Banks (in such capacity, the “Agent”).

RECITALS

     A. Holdings, the Guarantors, the Banks and the Agent are parties to that certain Amended and Restated Credit Agreement dated as of August 30, 2001 (the “Credit Agreement”).

     B. Holdings has requested the Banks and the Agent to amend the Credit Agreement in certain respects.

     C. The Banks and the Agent are willing so to amend the Credit Agreement upon the terms and subject to the conditions set forth below.

AGREEMENT

     NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Holdings, the Banks and the Agent hereby agree as follows:

     1. Definitions, Interpretation. All capitalized terms defined above and elsewhere in this Amendment shall be used herein as so defined. Unless otherwise defined herein, all other capitalized terms used herein shall have the respective meanings given to those terms in the Credit Agreement, as amended by this Amendment. The rules of construction set forth in Article I of the Credit Agreement shall, to the extent not inconsistent with the terms of this Amendment, apply to this Amendment and are hereby incorporated by reference.

     2. Amendments to Credit Agreement. Subject to the satisfaction of the conditions set forth in Paragraph 4 below, the Credit Agreement is hereby amended as follows:

(a) Section 8.11 is hereby amended to read in its entirety as follows:

8.11 Restricted Payments. Holdings shall not, and shall not suffer or permit any Subsidiary to, declare or make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account of any shares of any class of its capital stock (other than dividends or other distributions by a Subsidiary to Holdings), or purchase, redeem or otherwise acquire for value any shares of its capital stock or any warrants, rights or options to acquire such shares, now or hereafter outstanding; except that Holdings may:

(a) declare and make dividend payments or other distributions payable solely in its common stock;

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(b) declare and make dividend payments or other distributions payable in cash so long as no Default has occurred and is continuing on the date of, or will result after giving effect to, any such payment;

(c) declare dividends required to be declared or paid pursuant to the terms of any securities issued in a Permitted Equity Offering so long as the dividend provisions of such securities were approved by the Majority Banks in writing prior to the issuance of such securities;

(d) purchase, redeem or otherwise acquire shares of its common stock or warrants or options to acquire any such shares with the proceeds received from the substantially concurrent issue of new shares of its common stock;

(e) allow any Subsidiary that is not a Wholly-Owned Subsidiary to make distributions to its owners (on a pro rata basis); and

(f) purchase shares of Holdings’ common stock either (1) for deposit into the 401(k) trust fund on behalf of Holdings’ employees by using funds obtained through employee payroll deductions of such employees, or (2) to the extent necessary to provide discounts to employees in connection with Holdings’ Employee Stock Purchase Plan.

(b) Subsection 8.19(d) is hereby amended to read in its entirety as follows:

(d) Holdings shall not permit as at the end of any fiscal quarter, measured on a consolidated basis for Holdings and its Subsidiaries for the period of four fiscal quarters ended on such date in accordance with GAAP, the ratio of (i) EBITA to (ii) the sum of (A) cash Interest Expense, plus (B) cash taxes, plus (C) scheduled principal payments in respect of Indebtedness, plus (D) cash dividend payments to be less than 1.20 to 1.00.

     3. Representations and Warranties. Holdings hereby represents and warrants to the Agent and the Banks that the following are true and correct on the date of this Amendment and that, after giving effect to the amendments set forth in Paragraph 2 above, the following will be true and correct on the Amendment Effective Date (as defined below):

(a) The representations and warranties of Holdings and its Subsidiaries set forth in Article VI of the Credit Agreement and in the other Loan Documents are true and correct;

(b) No Default or Event of Default has occurred and is continuing;

(c) No event or circumstance that has resulted or could reasonably be expected to result in a Material Adverse Effect has occurred and is continuing; and

(d) Each of the Loan Documents is in full force and effect.

(Without limiting the scope of the term “Loan Documents,” Holdings expressly acknowledges in making the representations and warranties set forth in this Paragraph 3 that, on and after the date hereof, such term includes this Amendment.)

     4. Amendment Effective Date. The amendments effected by Paragraph 2 above shall become effective on December 11, 2002 (the “Amendment Effective Date”), subject to receipt by the Agent and the Banks on or prior to the Amendment Effective Date of the

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following, each in form and substance satisfactory to the Agent, the Banks and their respective counsel:

(a) This Amendment duly executed by Holdings, the Majority Banks and the Agent;

(b) A letter in the form of Exhibit A hereto, dated the Amendment Effective Date and duly executed by each Guarantor;

(c) A Certificate of the Secretary of Holdings, dated the Amendment Effective Date, certifying that the Certificate of Incorporation, Bylaws and resolutions of the board of directors of Holdings, in the form delivered to the Agent on the Effective Date, are in full force and effect and have not been amended, supplemented, revoked or repealed since such date;

(d) Payment by Holdings of all accrued and unpaid fees, costs and expenses to the extent then due and payable on the Amendment Effective Date, together with reasonable Attorney Costs of Wells Fargo to the extent invoiced prior to or on the Amendment Effective Date, plussuch additional amounts of reasonable Attorney Costs as shall constitute Wells Fargo’s reasonable estimate of Attorney Costs incurred or to be incurred by it in connection with this Amendment; and

(e) Such other evidence as the Agent or any Bank may reasonably request to establish the accuracy and completeness of the representations and warranties and the compliance with the terms and conditions contained in this Amendment and the other Loan Documents.

     5. Effect of this Amendment. On and after the Amendment Effective Date, each reference in the Credit Agreement and the other Loan Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby. Except as specifically amended above, (a) the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed and (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of the Banks or the Agent, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.

     6. Miscellaneous.

(a) Counterparts. This Amendment may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

(b) Headings. Headings in this Amendment are for convenience of reference only and are not part of the substance hereof.

(c) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.

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IN WITNESS WHEREOF, Holdings, the Agent and the Banks have caused this Amendment to be executed as of the day and year first above written.

BUILDING MATERIALS HOLDING CORPORATION

By: ______________________________________

Title:  ____________________________________

WELLS FARGO BANK, N.A.,
as Agent, Issuing Bank, Swingline Bank and a Bank

By: ______________________________________

Title:  ____________________________________

FIRST UNION NATIONAL BANK,
as Syndication Agent and a Bank

By: ______________________________________

Title:  ____________________________________

U.S. BANK NATIONAL ASSOCIATION

By: ______________________________________

Title:  ____________________________________

UNION BANK OF CALIFORNIA, N.A.

By: ______________________________________

Title: ____________________________________

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COMERICA WEST INCORPORATED

By: ______________________________________

Title:  ____________________________________

WASHINGTON MUTUAL BANK DBA WM BUSINESS BANK

By: ______________________________________

Title:  ____________________________________

BNP PARIBAS

By: ______________________________________

Title:  ____________________________________

HARRIS TRUST AND SAVINGS BANK

BBy: ______________________________________

Title:  ____________________________________

GUARANTY BANK

By: ______________________________________

Title:  ____________________________________

WEST COAST BANK

By: ______________________________________

Title: ____________________________________

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BANK LEUMI USA

By: ______________________________________

Title:  ____________________________________

LASALLE BUSINESS CREDIT, INC.

By: ______________________________________

Title:  ____________________________________

ISRAEL DISCOUNT BANK OF NEW YORK

By: ______________________________________

Title: ____________________________________

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EXHIBIT A GUARANTOR CONSENT LETTER

December 11, 2002 TO: WELLS FARGO BANK, N.A., As the Agent for the Banks under the Credit Agreement referred to below 1. Reference is made to the following:

(a) The Amended and Restated Credit Agreement dated as of August 30, 2001 (the “Credit Agreement”) among Building Materials Holding Corporation, a Delaware corporation (“Holdings”), each of the undersigned in their capacity as guarantors (collectively, the “Guarantors”), the financial institutions which are from time to time parties thereto (the “Banks”), and Wells Fargo Bank, N.A., as agent for the Banks (the “Agent”); and

(b) The First Amendment to Amended and Restated Credit Agreement dated as of December 11, 2002 (the “First Amendment”) among Holdings, the Banks and the Agent.

     2. Each Guarantor hereby consents to the First Amendment. Each Guarantor expressly agrees that such amendment shall in no way affect or alter the rights, duties, or obligations of such Guarantor, the Banks or the Agent under the Guaranty as set forth in the Credit Agreement.

     3. From and after the date hereof, the term “Credit Agreement“as used in the Guaranty shall mean the Credit Agreement, as amended by the First Amendment.

     4. Each Guarantor’s consent to the First Amendment shall not be construed (i) to have been required by the terms of the Guaranty or any other document, instrument or agreement relating thereto or (ii) to require the consent of such Guarantor in connection with any future amendment of the Credit Agreement or any other Loan Document.

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IN WITNESS WHEREOF, each Guarantor has executed this Guarantor Consent Letter as of the day and year first written above.

BMC WEST CORPORATION

By: __________________________________

Title: _________________________________

BMC WEST CORPORATION SOUTHCENTRAL

By: __________________________________

Title: _________________________________

BMCW SOUTHCENTRAL, L.P.

By: BMC WEST CORPORATION
SOUTHCENTRAL, its General Partner

By: __________________________________

Title: _________________________________

BMCW, LLC

By: __________________________________

Title: _________________________________

BMC CONSTRUCTION, INC. (formerly known as BMHC FRAMING , INC.)

By: __________________________________

Title: _________________________________

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KNIPP BROTHERS INDUSTRIES, LLC

By: BMC Framing, Inc., its Managing Member

By: __________________________________

Title: _________________________________

KB INDUSTRIES LIMITED PARTNERSHIP

By: BUILDING MATERIALS HOLDING CORPORATION, its General Partner

By: __________________________________

Title: _________________________________

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OFFICER’S CERTIFICATE

     The undersigned hereby certify that the organizational documents including the Certificate of Incorporation, Bylaws and Resolutions, including all amendments thereto, of each of the following entities that were provided to the Agent and the Lenders on the Effective Date of the Credit Agreement dated as of August 30, 2001, are in full force and effect and have not been revised or amended since such date.

     DATED this 11th day of December, 2002.

BUILDING MATERIALS HOLDING CORPORATION By: _______________________________ Paul S. Street, Senior Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary

BMC WEST CORPORATION By: _______________________________ Paul S. Street, Senior Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary

BMC WEST CORPORATION SOUTHCENTRAL By: _______________________________ Paul S. Street, Senior Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary

BMCW SOUTHCENTRAL, L.P.
By:   BMC WEST CORPORATION SOUTHCENTRAL,
         its General Partner

By:    _______________________________
          Paul S. Street, Senior Vice President, Chief
          Administrative Officer, General Counsel
and Corporate Secretary

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BMCW, LLC By: _______________________________ Paul S. Street, Senior Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary

BMC CONSTRUCTION, INC. By: _______________________________ Paul S. Street, Senior Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary

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